          -----------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                AFRICA INVESTMENT
                                   FUND, INC.
          -----------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                          AFRICA INVESTMENT FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -21.63%. For the period from the Fund's commencement of operations on February 14, 1994 through June 30, 2000, the Fund's total return, based on net asset value per share, was 32.95%. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $7 15/16, representing a 30.2% discount to the Fund's net asset value per share.

SOUTH AFRICA

The South African market declined during the first half of 2000, with the Johannesburg All-share Index falling by 18.0%. The market was hit by turbulence in nearby Zimbabwe, rand weakness and disappointing macroeconomic releases.

The rand lost almost 10% of its value and showed significant volatility during the first half of the year, influenced by the strength in the U.S. dollar, the crisis in Zimbabwe and rising U.S. interest rates. Local and domestic investors sold rand assets and purchased dollars, reflecting lower confidence.

The economic recovery that the market is expecting has been materializing at a much slower rate than anticipated. GDP growth for the first quarter was reported at 2.5% over a year earlier, hurt by a shortfall in agricultural production due to heavy flooding. Growth for the second quarter of 2000 is also likely to come in below 3%, and we are thus revising our outlook for 2000 to a 3.3% expansion in GDP. Manufacturing and retail sales growth figures have also been disappointing, running at about a 3% rate over a year ago.

The Reserve Bank has held interest rates steady since January, reacting to mediocre inflation numbers affected by oil and food prices (a result of the flooding), and rising U.S. rates. The market became fearful of interest rate hikes, leading to a sell-off in bonds. We believe, however, that there is no case for raising rates in the short-term, as domestic demand is still quite weak and inflation is being propped up by external factors.

Overall, we expect a much better second half of the year, spurred by improved growth trends in the economy and stronger local confidence in the economy. The market should be helped along by good earnings releases, especially from the commodity sector, and cheap valuations.

EGYPT

The EFG Index lost 26.2% of its value in the first half of 2000, as locals became more concerned about the state of the economy and Mobinil (Egyptian Company for Mobile Services), the market benchmark and the Fund's largest holding, which lost significant ground.

By far the most significant event of the first half of 2000 was the change in exchange rate policy, in which the government will allow the pound to depreciate in real terms every year to gain export competitiveness. The move was successfully executed without major announcements or press scrutiny, and marks a departure from the seven-year-old peg strategy. The timing of the decision is good, as central bank reserves still stand at a hefty U.S.$14 billion, and the trade and current accounts are improving.

The market, however, focused on the slowdown in the economy brought about by tight local currency liquidity and higher interest rates. Certain sectors in the stock market, such as construction, have already shown sharp drops in revenues and profits. The government has now begun to stimulate the economy, gradually injecting some of the liquidity drained over the past twelve months. We expect GDP growth to pick up in 2001 to about the 4% mark from 2% to 3% this year.

The Fund expects to keep its overweight in the telecommunications sector, whose growth is more closely linked to the low telephony penetration rates in the country, than to the economy as a whole. The broader market is offering good value, with price to earning ratios 12 months out at around 6 times (if we exclude Mobinil), yet we feel a resurgence in the market will come only as confidence in the government's economic policy is restored and economic growth accelerates.

MAURITIUS

The SEMDEX Index fell 6.7% in the first six months of 2000, despite significantly better economic prospects. Interest rates were cut by the Central Bank in response to falling inflation, which is now trending at 6.5%, and economic growth seems to be poised for 6% this year. The much-awaited privatization of Mauritius Telecom is closer to completion, with the government currently negotiating the final structure of the deal with the bidders. Valuations for the market have contracted, with price-to-earnings ratios to June of 2001 at around 6 times and earnings growth at 15%. The Mauritius story continues to be extremely compelling, with accelerating GDP growth, falling interest rates and political stability, and we continue to strongly favor this market.

ZIMBABWE

The Zimbabwe market lost 48.9% of its value in the first half of 2000, as measured by the Industrial Index, and using the parallel market exchange rate. The market actually appreciated using the official exchange rate, but transactions are no longer possible at that level.

The political and economic mismanagement of President Mugabe and his ZANU-PF party generated great social and political upheaval during the last six months. The opposition party, the MDC, has been emboldened by popular discontent and has emerged as a real threat to the political status quo, winning 57 out of the 120 contested seats in the June 2000 parliamentary elections. Mugabe, seeing his grip on power slipping, resorted to political intimidation, including the use of violence, during the campaign. The issue of land redistribution was manipulated by the regime to stir up national sentiment, by allowing war veterans to invade white farms and act with impunity.

Even with the election over, the Mugabe government will probably prioritize political aims over fixing the economy, which is suffering badly from a grossly overvalued exchange rate and spiraling inflation. The next few months will be critical in determining whether power-sharing is possible under Mugabe, or if his government will be further marginalized. A resolution to the current political tension and the social turmoil that accompanies it would provide a huge boost to confidence and the economy, and thus to the market. We do not expect a quick solution, but we feel the current situation is unsustainable in the medium-term.

GHANA

The Ghanaian market fell by 31.5% during the first half of 2000, weighed down by the Cedi, the local currency, and lack of investor appetite. The deterioration in the terms of trade of the country that followed the collapse of the price of cocoa, the Ashanti Gold debacle, and the surge in the oil price, continues to plague the currency. The Cedi has fallen from 2350 to the U.S. dollar at the beginning of 1999 to about 5600 at the end of June 2000. The scarcity of hard currency and the high price of imports has filtered through into corporate results, with companies complaining about higher input costs. Inflation, which had fallen under 10% for a short period, has picked up (the latest figure is 19%) and is trending higher. Interest rates have also reacted and are now around 44%, from a low of 24% last year. The behavior of the IMF and international donors, which have chosen to restrain disbursements until after the presidential elections in December 2000, has aggravated the crisis. This election is crucial in assessing the health of democracy in the country, and promises to be the first hotly contested vote in many years.

We believe that the opportunity in Ghana is particularly compelling, especially from these distressed levels. The banking sector, our main holding in the country, has been thriving in this environment, as spreads widen, and investment in treasury bills becomes more lucrative. Over the long term we believe the impact of the external shocks that have derailed the country's macroeconomic gains will wither, and the economy and market will once again strengthen.

BOTSWANA

The Botswana market lost 7.1% of its value in the first half of 2000, as measured by the Domestic Companies Index. The loss can be fully attributed to moves in the currency, the Pula, which is tied to the rand, and fell 9.5% against the U.S. dollar in the period. We believe the economy should expand by 6% this year, which will be beneficial to the Fund's holding in the brewery sector, before slowing down to about 5% next year. We continue to be positive about this market, looking for consistent high growth and good governance and compelled by current valuation levels.

On April 20, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the third quarter of 2000 for up to 10% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or as otherwise permitted by SEC rules. In an effort to implement an ongoing strategy to accomplish the foregoing objectives, the Board also approved a tender offer policy that requires the Fund to conduct a tender offer during the third quarter of 2001, and during the third quarter of every year thereafter, if the Fund's shares have traded at an average discount to NAV of greater than 15% at the end of the last trading day in each week during the twelve calendar weeks preceding the third quarter. Each tender will be conducted for up to 10% of the Fund's outstanding shares at a price equal to 95% of NAV on the last day of the tender period, or as otherwise permitted by SEC rules. In future stockholder reports, we will update you on the tender offer that will be conducted during the third quarter of 2000 and on any subsequent tenders that are conducted.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
President and Director

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             -------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)
                                             --------------------   --------------------
                                                          AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------
                    YEAR TO DATE               -23.49%        --      -21.63%        --
                    ONE YEAR                   -19.96     -19.96%     -10.42     -10.42%
                    FIVE YEAR                    8.48       1.64       16.65       3.13
                    SINCE INCEPTION*            -7.19      -1.16       32.95       4.57

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                             YEAR ENDED DECEMBER 31,                   SIX MONTHS
                                                                                         ENDED
                                                                                        JUNE 30,
                                  1994*    1995     1996     1997     1998     1999       2000
                                  ----     ----     ----     ----     ----     ----    ----------
Net Asset Value Per Share .....  $ 14.43   $ 17.05  $ 16.86  $ 14.45  $ 11.69  $ 14.51  $ 11.37
Market Value Per Share ........  $ 11.38   $ 12.88  $ 13.63  $ 11.50  $  8.38  $ 10.38  $  7.94
Premium/(Discount) ............    -21.1%    -24.5%   -19.2%   -20.4%   -28.3%   -28.5%   -30.2%
Income Dividends ..............  $  0.54   $  0.96  $  0.14  $  0.30  $  0.86  $  0.30  $  0.00#
Capital Gains Distributions ...      --    $  0.01  $  1.23  $  2.25  $  0.00#     --       --
Fund Total Return(2) ..........     7.34%    26.14%    8.64%    2.69%  -11.82%   27.34%  -21.63%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
*   The Fund commenced operations on February 14, 1994.
#   Amount is less than U.S.$0.01 per share.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                 (95.5%)
Short-Term Investments             (4.5%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                      (16.7%)
Beverages                                   (8.4%)
Diversified Financials                      (5.9%)
Food Products                               (2.4%)
Hotels Restaurants & Leisure                (2.9%)
Industrial Conglomerates                    (6.1%)
IT Consulting & Services                    (2.5%)
Metals & Mining                             (8.9%)
Oil & Gas                                   (5.5%)
Wireless Telecommunication Services        (17.7%)
Other                                      (23.0%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Botswana                                    (4.3%)
Egypt                                      (19.4%)
Ghana                                       (6.6%)
Ivory Coast                                 (1.4%)
Kenya                                       (1.2%)
Mauritius                                  (11.3%)
South Africa                               (41.1%)
Tunisia                                     (1.6%)
Zambia                                      (0.6%)
Zimbabwe                                    (5.5%)
Other                                       (7.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                    ------------
 1.  Egyptian Company for Mobile Services (Egypt)                      12.7%
 2.  State Bank of Mauritius Ltd. (Mauritius)                           6.8
 3.  Sasol Ltd. (South Africa)                                          5.5
 4.  Rembrandt Group Ltd. (South Africa)                                5.2
 5.  Anglo American Platinum Corp. (South Africa)                       4.5
 6.  Sechaba Breweries Ltd. (Botswana)                                  4.3
 7.  M-Cell Ltd. (South Africa)                                         3.9
 8.  Nedcor Ltd. (South Africa)                                         3.3
 9.  Bidvest Group Ltd. (South Africa)                                  2.9
10.  Al Ahram Beverages Co. GDR (Egypt)                                 2.6
                                                                       ----
                                                                       51.7%
                                                                       ====

*    EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS (93.8%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (4.3%)
BEVERAGES
Sechaba Breweries Ltd.                                 7,877,940   U.S.$  6,562
                                                                   ------------
--------------------------------------------------------------------------------
EGYPT (19.4%)
BEVERAGES
(a)Al-Ahram Beverages Co. GDR                            230,850          3,965
                                                                   ------------
CONSTRUCTION MATERIALS
Suez Cement Co.                                           89,426            935
(a)Suez Cement Co. GDR                                    53,856            511
                                                                   ------------
                                                                          1,446
                                                                   ------------
ELECTRICAL EQUIPMENT
Egyptian Electro Cables                                    1,591              9
                                                                   ------------
FOOD PRODUCTS
North Cairo Flour Mills                                       30             --@
                                                                   ------------
GAS UTILITIES
Egypt Gas Co.                                             45,000          2,040
                                                                   ------------
TOBACCO
Eastern Tobacco                                          122,009          2,661
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Egyptian Company for Mobile Services                  591,209         19,240
                                                                   ------------
                                                                         29,361
                                                                   ------------
--------------------------------------------------------------------------------
GHANA (6.6%)
BANKS
Ghana Commercial Bank                                  5,394,580            942
SSB Bank                                               6,938,100          2,465
Standard Chartered Bank of Ghana                         893,400          3,510
                                                                   ------------
                                                                          6,917
                                                                   ------------
BEVERAGES
(a)Ghana Breweries Ltd.                                  504,001            126
Guinness Ghana Ltd.                                    3,050,979            539
                                                                   ------------
                                                                            665
                                                                   ------------
DIVERSIFIED FINANCIALS
Home Finance Co.                                       2,814,840            478
                                                                   ------------
FOOD PRODUCTS
Unilever Ghana Ltd.                                    2,494,900            822
                                                                   ------------
METALS & MINING
Aluworks Ghana Ltd.                                    1,070,000            497
(a)Ghana Pioneer Aluminum Factory                      1,043,400             56
                                                                   ------------
                                                                            553
                                                                   ------------
TOBACCO
British American Tobacco Co.                           6,749,660            530
                                                                   ------------
                                                                          9,965
                                                                   ------------
--------------------------------------------------------------------------------
IVORY COAST (1.4%)
FOOD PRODUCTS
(a)Nestle Cote D Ivoire                                   12,500          1,380
                                                                   ------------
INDUSTRIAL CONGLOMERATES
(a)Filature Tissages Sacs                                 25,000            458
                                                                   ------------
TEXTILES & APPAREL
(a)SOC Ivoirienne de Coco Rappe                           24,000            352
                                                                   ------------
                                                                          2,190
                                                                   ------------
--------------------------------------------------------------------------------
KENYA (1.2%)
AUTO COMPONENTS
Firestone East Africa Ltd.                             2,756,950            459
                                                                   ------------
BANKS
(a)Kenya Commercial Bank Ltd.                            991,326            357
                                                                   ------------
BUILDING PRODUCTS
(a)Athi River Mining Ltd.                              3,262,500            191
                                                                   ------------
DIVERSIFIED FINANCIALS
National Industrial Credit Bank                          389,438            105
                                                                   ------------
ELECTRIC UTILITIES
Kenya Power & Lighting Co., Ltd.                         150,000            100
                                                                   ------------
FOOD & DRUG RETAILING
Uchumi Supermarket Ltd.                                1,097,107            603
                                                                   ------------
                                                                          1,815
                                                                   ------------
--------------------------------------------------------------------------------
MALAWI (0.5%)
FOOD PRODUCTS
Sugar Corporation of Malawi                            7,160,000            776
                                                                   ------------
--------------------------------------------------------------------------------
MAURITIUS (11.3%)
BANKS
Mauritius Commercial Bank                                782,036          2,679
State Bank of Mauritius Ltd.                          15,583,039         10,254
                                                                   ------------
                                                                         12,933
                                                                   ------------
HOTELS RESTAURANTS & LEISURE
New Mauritius Hotels                                   1,753,850          2,715
Rogers and Co., Ltd.                                     408,031          1,437
                                                                   ------------
                                                                          4,152
                                                                   ------------
                                                                         17,085
                                                                   ------------
--------------------------------------------------------------------------------
MOZAMBIQUE (0.1%)
METALS & MINING
(a)Kenmare Resources plc                                 890,000            187
                                                                   ------------
--------------------------------------------------------------------------------
NIGERIA (0.1%)
BANKS
(a)United Bank for Africa plc                            550,000             99
                                                                   ------------
--------------------------------------------------------------------------------
SOUTH AFRICA (41.1%)
BANKS
Nedcor Ltd.                                              239,037          5,024
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES
Educor Limted                                            459,736            136
LogicalOptions Limited                                   459,736            663
                                                                   ------------
                                                                            799
                                                                   ------------
CONSTRUCTION MATERIALS
Concor Ltd.                                              909,822            498
                                                                   ------------
DIVERSIFIED FINANCIALS
African Bank Investments Ltd.                                194             --@
AMB Holdings Ltd.                                            117             --@
Bidvest Group Ltd.                                       644,102          4,449
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)
DIVERSIFIED FINANCIALS (CONTINUED)
BoE Ltd.                                               2,261,384   U.S.$  1,295
RMB Holdings Limited                                      58,785             88
                                                                   ------------
                                                                          5,832
                                                                   ------------
HOUSEHOLD DURABLES
Ellerine Holdings Limited                                618,700          2,657
                                                                   ------------
INDUSTRIAL CONGLOMERATES
Rembrandt Group Ltd.                                     833,690          7,876
                                                                   ------------
INSURANCE
Liberty Life Association of Africa Ltd.                  175,000          1,666
(a)New Africa Investments Ltd. (Preferred) 'N'         6,881,400          1,727
                                                                   ------------
                                                                          3,393
                                                                   ------------
INTERNET SOFTWARE & SERVICES
(a)M-Web Holdings Limited                                188,900            116
                                                                   ------------
IT CONSULTING & SERVICES
(a)Dimensions Data Holding Ltd.                          465,708          3,856
                                                                   ------------
MACHINERY
Howden Africa Holdings Ltd.                            1,620,172            215
                                                                   ------------
MEDIA
(a)MIH Ltd                                                65,100          1,955
Nasionale Pers Beperk 'N'                                115,900            967
                                                                   ------------
                                                                          2,922
                                                                   ------------
METALS & MINING
Anglo American Platinum Corp.                            236,300          6,815
De Beers                                                 107,800          2,625
Impala Platinum Holdings Ltd.                             51,000          1,899
                                                                   ------------
                                                                         11,339
                                                                   ------------
OIL & GAS
Sasol Ltd.                                             1,222,740          8,212
Sasol Ltd. ADR                                            18,000            119
                                                                   ------------
                                                                          8,331
                                                                   ------------
PAPER & FOREST PRODUCTS
Sappi Ltd.                                               241,900          1,821
                                                                   ------------
SPECIALTY RETAIL
Edgars Consolidated Stores                               181,100          1,791
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
M-Cell Ltd.                                            1,231,200          5,970
                                                                   ------------
                                                                         62,440
                                                                   ------------
--------------------------------------------------------------------------------
TUNISIA (1.6%)
DIVERSIFIED FINANCIALS
Banque de l'Habitat                                       97,500            950
Tunsie Leasing SA                                         15,000            470
                                                                   ------------
                                                                          1,420
                                                                   ------------
ELECTRICAL EQUIPMENT
Soc Industrielle D'Appareil                               20,000            955
                                                                   ------------
                                                                          2,375
                                                                   ------------
--------------------------------------------------------------------------------
UNITED KINGDOM (0.1%)
INDUSTRIAL CONGLOMERATES
(a)African Lakes Corp.                                   301,297            205
                                                                   ------------
--------------------------------------------------------------------------------
ZAMBIA (0.6%)
FOOD PRODUCTS
(a)Zambia Sugar Co., Ltd.                            151,371,609            469
                                                                   ------------
METALS & MINING
(a)Zambia Consolidated Copper Mines Ltd.                 586,700            513
                                                                   ------------
                                                                            982
                                                                   ------------
--------------------------------------------------------------------------------
ZIMBABWE (5.5%)
BEVERAGES
Delta Corp., Ltd.                                     11,465,293          1,524
                                                                   ------------
DIVERSIFIED FINANCIALS
(a)NMBZ Holdings Ltd.                                  1,368,000          1,163
                                                                   ------------
FOOD PRODUCTS
Interfresh Ltd.                                       15,000,000            251
                                                                   ------------
HOTELS RESTAURANTS & LEISURE
(a)Zimbabwe Sun Ltd.                                  10,053,378            204
                                                                   ------------
INDUSTRIAL CONGLOMERATES
(a)TA Holdings Ltd.                                   11,432,100            557
(a,b)Trans Zambezi Industries                          8,572,410            184
                                                                   ------------
                                                                            741
                                                                   ------------
METALS & MINING
Bindura Nickel Corp., Ltd.                             3,389,956            708
Wankie Colliery Co., Ltd.                              7,871,900            149
                                                                   ------------
                                                                            857
                                                                   ------------
MULTILINE RETAIL
Meikles Africa Ltd.                                    3,678,880          1,863
                                                                   ------------
TOBACCO
T.S.L., Ltd.                                           3,477,000            145
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Econet Wireless Holdings                            7,693,000          1,607
                                                                   ------------
                                                                          8,355
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
(Cost U.S.$179,238)                                                     142,397
                                                                   ------------
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.4%)
--------------------------------------------------------------------------------
UNITED STATES (4.4%)
REPURCHASE AGREEMENT
Chase Securities Inc., 6.15%, dated 06/30/00,
due 7/03/00, to be repurchased at U.S.$6,654,
collateralized by U.S.$6,770 United States Treasury
Notes, 6.00%, due 2/15/26, valued at U.S.$6,771
(Cost U.S.$6,651)                                          6,651          6,651
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                          AMOUNT      VALUE
                                                           (000)      (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
British Pound                                        GBP       1   U.S.$      1
Egyptian Pound                                       EGP       6              2
Ghana Cedi                                           GHC 558,600            100
South African Rand                                   ZAR       #             --@
                                                                   ------------
(Cost U.S.$152)                                                             103
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%)
(Cost U.S.$186,041)                                                     149,151
                                                                   ------------
--------------------------------------------------------------------------------
OTHER ASSETS (2.1%)
Cash                                                 U.S.$    61
Receivable for Investments Sold                            1,855
Dividends Receivable                                       1,298
Foreign Withholding Tax Reclaim Receivable                     8
Interest Receivable                                            1
Other                                                         11          3,234
                                                       ---------   ------------
--------------------------------------------------------------------------------
LIABILITIES (-0.4%)
Payable For:
Custodian Fees                                              (274)
Investment Advisory Fees                                    (152)
Directors' Fees and Expenses                                 (64)
Shareholder Reporting Expenses                               (41)
Professional Fees                                            (38)
Administrative Fees                                          (36)
Dividends Declared                                           (12)
Net Unrealized Loss on Foreign
  Currency Exchange Contracts                                 (6)
Other Liabilities                                            (20)          (643)
                                                       ---------   ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 13,343,121, issued and
  outstanding U.S.$ 0.01 par value shares
  (100,000,000 shares authorized)                                  U.S.$151,742
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  11.37
                                                                   ============
--------------------------------------------------------------------------------
                                                                      VALUE
                                                                      (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$    133
Capital Surplus                                                         195,808
Undistributed Net Investment Income                                       1,250
Accumulated Net Realized Loss                                            (8,369)
Unrealized Depreciation on Investments and
  Foreign Currency Translations                                         (37,080)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$151,742
                                                                   ============
--------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- 144A Security -- certain conditions for public sale may exist.
@ -- Value is less than U.S.$ 500.
# -- Amount is fewer than 500 ZAR.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
--------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------
EGP  Egyptian Cedi                                            3.472 = U.S.$1.00
GBP  British Pound                                            0.661 = U.S.$1.00
GHC  Ghana Cedi                                            5600.000 = U.S.$1.00
ZAR  South African Rand                                       6.775 = U.S.$1.00
--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange
contracts open at June 30, 2000, the Fund is
obligated to deliver foreign currency in exchange
for U.S. dollars as indicated below:

CURRENCY                                      IN                        NET
   TO                                      EXCHANGE                 UNREALIZED
 DELIVER        VALUE      SETTLEMENT         FOR        VALUE         LOSS
  (000)         (000)         DATE           (000)       (000)         (000)
--------------------------------------------------------------------------------
ZAR 6,592     U.S.$ 973     07/03/00       U.S.$ 967   U.S.$ 967    U.S.$  (6)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 2000 (Unaudited)

                                                                      PERCENT
                                                        VALUE         OF NET
INDUSTRY                                                (000)         ASSETS
--------------------------------------------------------------------------------
Auto Components                                     U.S.$    459            0.3%
Banks                                                     25,330           16.7
Beverages                                                 12,716            8.4
Building Products                                            191            0.1
Commercial Services & Supplies                               799            0.5
Construction Materials                                     1,944            1.3
Diversified Financials                                     8,998            5.9
Electric Utilities                                           100            0.1
Electrical Equipment                                         964            0.6
Food & Drug Retailing                                        603            0.4
Food Products                                              3,697            2.5
Gas Utilities                                              2,040            1.3
Hotels Restaurants & Leisure                               4,356            2.9
Household Durables                                         2,657            1.8
Industrial Conglomerates                                   9,280            6.1
Insurance                                                  3,393            2.2
Internet Software & Services                                 116            0.1
IT Consulting & Services                                   3,856            2.5
Machinery                                                    215            0.1
Media                                                      2,922            1.9
Metals & Mining                                           13,449            8.9
Multiline Retail                                           1,863            1.2
Oil & Gas                                                  8,331            5.5
Paper & Forest Products                                    1,821            1.2
Specialty Retail                                           1,791            1.2
Textiles & Apparel                                           352            0.2
Tobacco                                                    3,337            2.2
Wireless Telecommunications Services                      26,817           17.7
Other                                                      6,754            4.5
                                                    ------------   ------------
                                                    U.S.$149,151           98.3%
                                                    ============   ============
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 2000 (Unaudited)

                                                                      PERCENT
                                                        VALUE         OF NET
COUNTRY                                                 (000)         ASSETS
--------------------------------------------------------------------------------
Botswana                                            U.S.$  6,562            4.3%
Egypt                                                     29,361           19.4
Ghana                                                      9,965            6.6
Ivory Coast                                                2,190            1.4
Kenya                                                      1,815            1.2
Malawi                                                       776            0.5
Mauritius                                                 17,085           11.3
Mozambique                                                   187            0.1
Nigeria                                                       99            0.1
South Africa                                              62,440           41.1
Tunisia                                                    2,375            1.6
United Kingdom                                               205            0.1
United States (including short-term investments)           6,651            4.4
Zambia                                                       982            0.6
Zimbabwe                                                   8,355            5.5
Other                                                        103            0.1
                                                    ------------   ------------
                                                    U.S.$149,151           98.3%
                                                    ============   ============
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                             SIX MONTHS ENDED
                                                                                               JUNE 30, 2000
                                                                                                (UNAUDITED)
STATEMENT OF OPERATIONS                                                                            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..........................................................................         U.S.$   3,198
Interest ...........................................................................                   274
Less: Foreign Taxes Withheld .......................................................                  (190)
-------------------------------------------------------------------------------------------------------------
Total Income .......................................................................                 3,282
-------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees ...........................................................                 1,079
Custodian Fees .....................................................................                   275
Interest Expense ...................................................................                   193
Administrative Fees ................................................................                   111
Professional Fees ..................................................................                    44
Shareholder Reporting Expenses .....................................................                    22
Directors' Fees and Expenses .......................................................                    22
Transfer Agent Fees ................................................................                    13
Other Expenses .....................................................................                    25
-------------------------------------------------------------------------------------------------------------
Total Expenses .....................................................................                 1,784
-------------------------------------------------------------------------------------------------------------
Net Investment Income ..............................................................                 1,498
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold .........................................................                (2,701)
Foreign Currency Transactions ......................................................                  (290)
-------------------------------------------------------------------------------------------------------------
Net Realized Loss ..................................................................                (2,991)
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ........................................................               (43,313)
Depreciation on Foreign Currency Translations ......................................                  (173)
-------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation .....................................               (43,486)
-------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation .........               (46,477)
-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................         U.S.$ (44,979)
=============================================================================================================

                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2000      YEAR ENDED
                                                                            (UNAUDITED)    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                             (000)             (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income ...................................................  U.S.$   1,498     U.S.$   4,794
Net Realized Gain (Loss) ................................................         (2,991)              367
Change in Unrealized Appreciation/Depreciation ..........................        (43,486)           37,112
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations .........        (44,979)           42,273
-------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ...................................................            (12)           (3,878)
In Excess of Net Investment Income ......................................             --              (236)
-------------------------------------------------------------------------------------------------------------
Total Distributions .....................................................            (12)           (4,114)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares(548,000 shares and 455,300 shares, respectively) ...         (4,796)           (4,353)
-------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ...............................................        (49,787)           33,806
Net Assets:
Beginning of Period .....................................................        201,529           167,723
-------------------------------------------------------------------------------------------------------------
End of Period (including undistributed/(distributions in excess of)
net investment income of U.S.$1,250 and U.S.$(236), respectively) .......  U.S.$ 151,742     U.S.$ 201,529
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                      SIX MONTHS
AND RATIOS:                                    ENDED                            YEARS ENDED DECEMBER 31,
                                           JUNE 30, 2000  --------------------------------------------------------------------------
                                            (UNAUDITED)      1999           1998           1997           1996             1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..... U.S.$  14.51   U.S.$  11.69   U.S.$  14.45   U.S.$  16.86   U.S.$  17.05   U.S.$  14.43
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ....................         0.11           0.34           0.40           0.34           0.35           0.64
Net Realized and Unrealized Gain (Loss)
on Investments ...........................        (3.40)          2.68          (2.58)         (0.20)          0.83           2.95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .........        (3.29)          3.02          (2.18)          0.14           1.18           3.59
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ....................        (0.00)#        (0.28)         (0.86)         (0.30)         (0.14)         (0.96)
In Excess of Net Investment Income .......           --          (0.02)            --             --                         (0.00)#
Net Realized Gains .......................           --             --             --          (2.04)         (1.23)         (0.01)
In Excess of Net Realized Gains ..........           --             --          (0.00)#        (0.21)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ......................        (0.00)#        (0.30)         (0.86)         (2.55)         (1.37)         (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
Repurchased ..............................         0.15           0.10           0.28             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........... U.S.$  11.37   U.S.$  14.51   U.S.$  11.69   U.S.$  14.45   U.S.$  16.86   U.S.$  17.05
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD .... U.S.$   7.94   U.S.$  10.38   U.S.$   8.38   U.S.$  11.50   U.S.$  13.63   U.S.$  12.88
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value .............................       (23.49%)        27.09%        (20.62%)         1.13%         16.26%         20.84%
Net Asset Value (1) ......................       (21.63%)        27.34%        (11.82%)         2.69%          8.64%         26.14%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .... U.S.$151,742   U.S.$201,529   U.S.$167,723   U.S.$223,203   U.S.$260,522   U.S.$236,428
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..         2.02%*         1.78%          1.79%          1.77%          1.79%          1.77%
Ratio of Net Investment Income (Loss)
to Average Net Assets ....................         1.68%*         2.70%          2.56%          1.72%          2.11%          4.18%
Portfolio Turnover Rate ..................           61%           135%            53%            40%            68%            66%
------------------------------------------------------------------------------------------------------------------------------------

*   Annualized.
#   Amount is less than U.S. $0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     The Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities (collateral). In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transac tions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net

     Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net invest-ment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the six month period ended June 30, 2000, the Fund made purchases and sales totaling approximately $105,183,000 and $115,936,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $185,889,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $36,841,000 of which $11,263,000 related to appreciated securities and $48,104,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,166,000 available to offset future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. For the six month period ended June 30, 2000, the Fund incurred brokerage commissions of $12,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan, totaled $64,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June 2000, the Board of Directors declared a distribution of $0.0009 per share, derived from net investment income, payable on July 11, 2000, to shareholders of record on June 30, 2000.

J. On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2000, the Fund repurchased 548,000 shares or 3.94% of its Common Stock at an average price per share of $8.70, excluding $27,000 in commissions paid, and an average discount of 30.35% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 455,300 shares or 3.17% of its Common Stock at an average price per share of $9.51, excluding $21,000 in commissions paid, and an average discount of 23.59% from net asset value per share. Since the inception of the program, the Fund has repurchased 2,105,356 shares or 13.63% of its Common Stock at an average price per share of $9.99, excluding $101,000 in commissions paid, and an average discount of 26.41% from net asset value per share. The Fund expects to continue to repurchase its outstand-ing shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

K. On April 20, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the third quarter of 2000 for up to 10% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or as otherwise permitted by SEC rules. In an effort to implement an ongoing strategy to accomplish the foregoing objectives, the Board also approved a tender offer policy that requires the Fund to conduct a tender offer during the third quarter of 2001, and during the third quarter of every year thereafter, if the Fund's shares have traded at an average discount to NAV of greater than 15% at the end of the last trading day in each week during the twelve calendar weeks preceding the third quarter. Each tender will be conducted for up to 10% of the Fund's outstanding shares at a price equal to 95% of NAV on the last day of the tender period, or as otherwise permitted by SEC rules.

                        L. SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
1.  To elect the following Directors:  Andrew McNally IV ............  6,493,181       3,188,339          --
                                       Frederick O. Robertshaw.......  6,493,077       3,188,443          --
                                       Harold J. Schaaff, Jr.........  6,493,234       3,188,286          --
                                       Fergus Reid...................  6,493,834       3,187,686          --
                                       Graham E. Jones...............  6,493,990       3,187,530          --
                                       John D. Barrett II............  6,493,991       3,187,529          --
                                       Samuel T. Reeves..............  6,387,110       3,294,410          --
                                       Gerard E. Jones...............  6,493,781       3,187,739          --


The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund .........................................  6,218,197       5,766,195       15,599

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO
IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH
THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   Morgan Stanley Dean Witter Africa Investment Fund, Inc. American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353